                                                               Exhibit (g)(viii)

                          SHAREHOLDER SERVICE AGREEMENT
                                     AMENDED
                                   SCHEDULE A

Name of Fund                                                           Effective Date
------------                                                           --------------
Schwab 1000 Fund                                                       May 1, 1993
Schwab Long-Term Government
  Bond Fund                                                            May 1, 1993
Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund; and
  Schwab Short/Intermediate
  Government Bond Fund)                                                May 1, 1993
Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund; and Schwab
  Long-Term Government
  Bond Fund)                                                           May 1, 1993
Schwab Short/Intermediate
  California Tax-Free Bond Fund                                        May 1, 1993
Schwab Long-Term Tax-Free Bond Fund                                    May 1, 1993
Schwab Short/Intermediate
  Tax-Free Bond Fund                                                   May 1, 1993
Schwab YieldPlus Fund                                                  July 21, 1999
Schwab GNMA Fund                                                       January 27, 2003

                                            SCHWAB INVESTMENTS

                                           By:     _______________________
                                           Name:   Stephen B. Ward
                                           Title:  Senior Vice President
                                                   and Chief Investment Officer

                                           CHARLES SCHWAB & CO., INC.

                                           By:     _______________________
                                           Name:   Randall W. Merk
                                           Title:  Executive Vice President

Dated:_______________________

                                     AMENDED
                                   SCHEDULE C
                            SHAREHOLDER SERVICE FEES

Name of Fund                                                       Fee
------------                                                       ---
Schwab 1000 Fund - Investor Shares                                 Twenty one-hundredths of one percent (.20%) of
                                                                   the class's average annual net assets, calculated
                                                                   and payable on a monthly basis

Schwab 1000 Fund - Select Shares(TM)                               Five one-hundredths of one percent (.05%) of
                                                                   the class's average annual net assets, calculated
                                                                   and payable on a monthly basis

Schwab Total Bond Market Fund                                      Twenty one-hundredths of one percent (.20%) of
  (Formerly known as Schwab Total Bond                             the Fund's average annual net assets, calculated
  Market Index Fund; and Schwab                                    and payable on a monthly basis
  Long-Term Government
  Bond Fund)

Schwab Short-Term Bond Market Fund                                 Twenty one-hundredths of one percent (.20%)of
  (Formerly known as Schwab Short-Term                             the Fund's average annual net assets, calculated
  Bond Market Index Fund; and                                      and payable on a monthly basis
  Schwab Short/Intermediate
  Government Bond Fund)

Schwab Long-Term California                                        Twenty one-hundredths of one percent (.20%) of
  Tax-Free Bond Fund                                               the Fund's average annual net assets, calculated
                                                                   and payable on a monthly basis

Schwab Short/Intermediate                                          Twenty one-hundredths of one percent (.20%) of the
  California Tax-Free Bond                                         Fund's average annual net assets, calculated and
  Fund                                                             payable on a monthly basis

Schwab Long-Term Tax-Free Bond Fund                                Twenty one-hundredths of one percent (.20%) of
                                                                   the Fund's average annual net assets, calculated
                                                                   and payable on a monthly basis

Schwab Short/Intermediate                                          Twenty one-hundredths of one percent (.20%) of
  Tax-Free Bond Fund                                               the Fund's average annual net assets, calculated
                                                                   and payable on a monthly basis

Schwab YieldPlus Fund - Investor Shares                            Twenty one-hundredths of one percent (.20%) of
                                                                   the class's average annual net assets, calculated
                                                                   and payable on a monthly basis

Schwab YieldPlus Fund - Select Shares                              Five one-hundredths of one percent (.05%) of
                                                                   the class's average annual net assets, calculated
                                                                   and payable on a monthly basis

Schwab GNMA Fund - Investors Shares                                Twenty one-hundredths of one percent (.20%) of
                                                                   the class's average annual net assets, calculated
                                                                   and payable on a monthly basis

Schwab GNMA Fund - Select Shares                                   Five one-hundredths of one percent (.05%) of the
                                                                   class's average annual net assets, calculated and
                                                                   payable on a monthly basis

                                           SCHWAB INVESTMENTS

                                           By:    _______________________
                                           Name:  Stephen B. Ward
                                           Title: Senior Vice President
                                                  and Chief Investment Officer

                                           CHARLES SCHWAB & CO., INC.

                                           By:    _______________________
                                           Name:  Randall W. Merk
                                           Title: Executive Vice President

Dated: _______________________